SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2003


                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


         Indiana                  1-3553              35-0672570
 (State of Incorporation) (Commission File Number) (I.R.S. Employer
                                                    Identification No.)


  20 N.W. Fourth Street, Evansville, Indiana               47708
  ------------------------------------------               -----
   (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (812) 491-4000


                                       N/A
             (Former name or address, if changed since last report.)


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Item 5. Other Events
On January 30, 2003, Vectren Corporation (the Company), the parent company of Southern Indiana Gas and Electric Company (SIGECO), released preliminary financial information to the investment community regarding the Company's results of operations for the year ended December 31, 2002. The Vectren Corporation press release is included herein as Exhibit 99-1. As noted in the press release, the Company's 2001 financial results, as well as the financial results of its subsidiaries, will be restated.

Specific to SIGECO, preliminary net income applicable to common shareholder for the year ended December 31, 2002 was $62.1 million, compared net income applicable to common shareholder for the year ended December 31, 2001 of $37.6 million, as restated.

For the year ended December 31, 2001, the effect of the restatement reduced SIGECO's previously reported net income applicable to common shareholder by $4.9 million. Other summarized effects of the restatement on SIGECO's previously released 2001 operating and balance sheet data and summarized operating and balance sheet data at December 31, 2002 are presented in Exhibit 99-2 of the filing.

The Company's accounting group also identified items that relate to 2000 and prior periods. Following consultation with Deloitte & Touche, the Company concluded that, since 2001 is already being restated, the best course of action would be to restate and reaudit 2000 results, including the results of SIGECO. The Company has no reason to believe the 2002 and restated 2001 results will change; it is possible, however, that the reaudit of 2000 could result in adjustments.

The Company cautions that actual results could differ materially from those contained in this filing. Specifically, the reaudit of its 2000 financial statements could result in restating its results from 2000, 2001, and 2002. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1 Press Release - Vectren Corporation Reports Preliminary 2002 Results

99-2 2002 Selected Financial Data and Effects of Restatement

99-3 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the
     Private Securities Litigation Reform Act of 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

January 30, 2003



                                             By:  /s/ M. Susan Hardwick
                                             --------------------------------
                                                M. Susan Hardwick
                                                Vice President and Controller